STOCK LOAN AGREEMENT

BY THIS AGREEMENT made and entered into as of the 28th day of June, 2001, Azco Mining Inc., a Delaware corporation, whose address is 7239 North El Mirage Road, Glendale, Arizona (hereinafter called "Lender"), for and in consideration of the recitals and mutual promises contained herein, confirm and agree as follows:

     GENERAL LOAN TERMS

     I. Subject to the conditions herein set forth, Lender agrees to loan to or for the benefit of Borrower, and Borrower agrees borrow, in the manner and upon the terms and conditions set forth herein, 300,000 common share of Azco Mining Inc. stock (the Loan").

     II.  The Loan shall be unsecured.

     III. In consideration of the Loan, Borrower shall return to Lender to total of 390,000 common shares of Azco Mining Inc. stock (the Settlement").

     IV. The Borrower at its expense will use its reasonable best efforts to register the Settlement, as soon as possible, with the Securities and Exchange Commission as free trading unlegended shares.


     IN WITNESS WHEREOF, these presents are executed as of the date indicated above.


                                        BORROWER

                                        AZCO MINING INC., a Delaware corporation

                                        By:________________________________
                                        Its:_______________________________

                                        LENDER

                                        ------------------------------------
                                        Floyd R. Bleak